Impairment charges on goodwill	12 Months Ended
Dec. 31, 2025
Impairment of Goodwill [Abstract]
Impairment charges on goodwill	Impairment charges on goodwill:
The carrying amounts of the Corporation's non-financial assets, other than inventories, are reviewed at each reporting date to determine whether there is any indication of impairment. If any such indicator exists, then the asset's recoverable amount is estimated. For goodwill and intangible assets that have indefinite useful lives, the recoverable amount is estimated annually, or whenever events or circumstances indicate that the carrying amount may not be recoverable. An impairment loss in respect of goodwill is not reversed.
As a result of indicators of potential impairment including the decline in the Corporation's market capitalization in 2024, the initiation of a global corporate restructuring (notes 16 and 23) in September 2024, and indicators of slowing hydrogen and fuel cell policy implementation and market adoption, the Corporation updated its goodwill and non-financial asset impairment tests as of September 30, 2024.
During the year ended December 31, 2024, the Corporation recognized goodwill impairment charges of $40,277,000 to write-down remaining corporate goodwill to $nil as a result of the decline in the Corporation's market capitalization at that time.